                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   September  2, 2003
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                      Nutrition Management Services Company
             (Exact name of registrant as specified in its charter)

Pennsylvania                                 0-19824              23-2095332
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(State or other jurisdiction                (Commission            (IRS Employer
      of incorporation)                      File Number)    Identification No.)

725 Kimberton Road,                    Kimberton,            Pennsylvania 19442)
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                    (Address of principal executive offices)

Registrant's telephone number, including area code: (610) 935-2050
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                                      N/A
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         (Former name or former address, if changed since last report.)

            Item 4.     Changes in Registrant's Certifying Accountant
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            The Audit  Committee of the Board of Directors of the Registrant has
dismissed  Grant Thornton LLP ("Grant  Thornton") as independent  accountants to the Registrant and appointed BDO Seidman, LLP as the new independent accountants to the  Registrant.  Grant  Thornton's  accountant's  report  on  the  financial statements of the Registrant  for the past two years and any subsequent  interim period  through the date of  dismissal  did not contain an adverse  opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope,  or  accounting  principles.  There  were no other  reportable  events or disagreements  with  Grant  Thornton  to report in  response  to Item  304(a) of
Regulation S-K.

            Item 7.     Financial Statements and Exhibits
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            Exhibit 16 - Letter, dated September 5, 2003 from Grant Thornton LLP to the Securities and Exchange Commission.

                                    SIGNATURE
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            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NUTRITION MANAGEMENT SERVICES COMPANY

Dated: September 9, 2003                  By: /s/ Joseph Roberts
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                                              Joseph Roberts
                                              Chairman of the Board and
                                              Chief Executive Officer